UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05908
JOHN HANCOCK PREMIUM DIVIDEND FUND
(Exact name of registrant as specified in charter)
200 BERKELEY STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)
SALVATORE SCHIAVONE
TREASURER
200 BERKELEY STREET
BOSTON, MA 02116
(Name and address of agent for service)
Registrant's telephone number, including area code: (617) 543-9634
Date of fiscal year end: October 31
Date of reporting period: April 30, 2025

ITEM 1. REPORT TO STOCKHOLDERS.

Semiannual report
John Hancock
Premium Dividend Fund
Closed-end U.S. equity
Ticker: PDT
April 30, 2025

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.0825 per share, which will be paid monthly until further notice. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You shouldn’t draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section of this report.
With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not  be confused with "yield" or "income".

John Hancock
Premium Dividend Fund

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
14	Financial statements
18	Financial highlights
20	Notes to financial statements
29	Investment objective, principal investment strategies, and principal risks
34	Additional information
35	Shareholder meeting
36	More information
SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide high current income, consistent with modest growth of capital.
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2025 (%)

The Primary Blended Index is 70% ICE BofA U.S. All Capital Securities and 30% S&P 500 Utilities Index.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
The S&P 500 Utilities Index tracks the performance of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT

Portfolio summary
PORTFOLIO COMPOSITION AS OF 4/30/2025 (% of total investments)

SECTOR COMPOSITION AS OF 4/30/2025 (% of total investments)

TOP 10 ISSUERS AS OF 4/30/2025 (% of total investments)
Wells Fargo & Company	3.3
Citizens Financial Group, Inc.	3.1
Enbridge, Inc.	3.1
Bank of America Corp.	2.9
The PNC Financial Services Group, Inc.	2.9
Edison International	2.9
The Goldman Sachs Group, Inc.	2.6
Verizon Communications, Inc.	2.5
Duke Energy Corp.	2.5
Morgan Stanley	2.3
TOTAL	28.1
Cash and short-term investments are not included.

SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	3

COUNTRY COMPOSITION AS OF 4/30/2025 (% of total investments)
United States	89.5
Canada	6.4
United Kingdom	3.0
Other countries	1.1
TOTAL	100.0
4	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT

Fund’s investments
AS OF 4-30-25 (unaudited)
	Shares	Value
Common stocks 69.3% (44.4% of Total investments)		$454,794,547
(Cost $375,505,313)
Communication services 7.2%		47,271,366
Diversified telecommunication services 7.2%
AT&T, Inc. (A)	784,919	21,742,256
Verizon Communications, Inc. (A)	579,417	25,529,110
Consumer staples 1.7%		11,395,440
Tobacco 1.7%
Philip Morris International, Inc. (A)	66,500	11,395,440
Energy 10.9%		71,833,971
Oil, gas and consumable fuels 10.9%
BP PLC, ADR (A)(B)	590,950	16,227,487
Enbridge, Inc.	281,200	13,129,228
Kinder Morgan, Inc. (A)	874,001	22,986,226
ONEOK, Inc. (A)	100,500	8,257,080
South Bow Corp. (A)(B)	455,000	11,233,950
Financials 1.3%		8,315,107
Banks 1.3%
Columbia Banking System, Inc. (A)(B)	370,879	8,315,107
Materials 0.7%		4,468,800
Metals and mining 0.7%
Vale SA, ADR (A)(B)	480,000	4,468,800
Real estate 1.7%		11,104,800
Specialized REITs 1.7%
Crown Castle, Inc. (A)	105,000	11,104,800
Utilities 45.8%		300,405,063
Electric utilities 28.2%
American Electric Power Company, Inc. (A)	140,000	15,167,600
Duke Energy Corp. (A)(B)	167,000	20,377,340
Entergy Corp. (A)	210,000	17,465,700
Evergy, Inc. (A)(B)	245,000	16,929,500
Eversource Energy (A)	217,033	12,909,123
Exelon Corp. (A)	230,000	10,787,000
FirstEnergy Corp. (A)	415,000	17,795,200
OGE Energy Corp.	445,000	20,194,100
Pinnacle West Capital Corp.	70,000	6,662,600
PPL Corp. (A)(B)	565,000	20,622,500
The Southern Company (A)	130,000	11,945,700
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	5

	Shares	Value
Utilities (continued)
Electric utilities (continued)
TXNM Energy, Inc.	270,000	$14,364,000
Gas utilities 3.1%
Spire, Inc. (A)(B)	200,000	15,308,000
UGI Corp. (A)(B)	140,000	4,590,600
Independent power and renewable electricity producers 1.1%
The AES Corp.	710,086	7,100,860
Multi-utilities 13.4%
Algonquin Power & Utilities Corp. (A)(B)	1,647,596	8,864,066
Dominion Energy, Inc. (A)	268,800	14,617,344
DTE Energy Company (A)	105,000	14,385,000
National Grid PLC, ADR (A)(B)	199,166	14,539,118
NiSource, Inc. (A)	230,000	8,995,300
Public Service Enterprise Group, Inc. (A)	200,000	15,986,000

Sempra (A)	145,394	10,798,412
Preferred securities (C) 43.0% (27.6% of Total investments)		$282,450,029
(Cost $303,509,815)
Consumer discretionary 0.5%		2,937,000
Broadline retail 0.5%
QVC, Inc., 6.250%	330,000	2,937,000
Financials 32.8%		215,686,331
Banks 11.3%
Bank of America Corp., 5.000% (A)	73,825	1,499,386
Bank of America Corp., 7.250%	6,000	7,020,480
Citizens Financial Group, Inc., 7.375% (A)	333,425	8,759,075
Fulton Financial Corp., 5.125%	197,400	3,689,406
Huntington Bancshares, Inc., 6.875% (6.875% to 4-15-28, then 5 Year CMT + 2.704%) (A)	261,075	6,597,365
KeyCorp, 5.650% (A)	98,925	2,167,447
KeyCorp, 6.125% (6.125% to 12-15-26, then 3 month CME Term SOFR + 4.154%) (A)	80,000	2,020,800
KeyCorp, 6.200% (6.200% to 12-15-27, then 5 Year CMT + 3.132%) (A)	134,275	3,293,766
M&T Bank Corp., 7.500% (A)	315,000	8,407,350
Regions Financial Corp., 4.450% (A)	293,250	5,152,403
Synovus Financial Corp., 7.893% (3 month CME Term SOFR + 3.614%) (A)(D)	74,850	1,859,274
Synovus Financial Corp., 8.397% (5 Year CMT + 4.127%) (A)(D)	305,500	7,787,195
Wells Fargo & Company, 7.500%	14,000	16,268,000
6	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets 8.0%
Affiliated Managers Group, Inc., 6.750% (A)	309,200	$7,324,948
Brookfield Finance, Inc., 4.625% (A)	170,000	2,638,400
Carlyle Finance LLC, 4.625% (A)	53,575	905,953
KKR & Company, Inc., 6.250%	98,450	4,718,709
Morgan Stanley, 6.375% (A)	344,227	8,357,832
Morgan Stanley, 6.500% (A)	279,000	7,000,110
Morgan Stanley, 6.625% (A)	145,050	3,646,557
Morgan Stanley, 7.125% (A)	190,075	4,789,890
The Bank of New York Mellon Corp., 6.150% (6.150% to 3-20-30, then 5 Year CMT + 2.161%)	189,975	4,772,172
TPG Operating Group II LP, 6.950% (A)	349,525	8,367,629
Consumer finance 1.6%
Capital One Financial Corp., 5.000% (A)	124,350	2,324,102
Synchrony Financial, 8.250% (8.250% to 5-15-29, then 5 Year CMT + 4.044%) (A)	325,825	8,220,565
Financial services 3.0%
Apollo Global Management, Inc., 7.625% (7.625% to 12-15-28, then 5 Year CMT + 3.226%) (A)	405,750	10,772,663
Corebridge Financial, Inc., 6.375% (A)	280,800	6,699,888
Jackson Financial, Inc., 8.000% (8.000% to 3-30-28, then 5 Year CMT + 3.728%)	79,825	2,071,459
Insurance 8.9%
American National Group, Inc., 6.625% (6.625% to 9-1-25, then 5 Year CMT + 6.297%)	207,525	5,221,329
American National Group, Inc., 7.375%	329,750	8,217,370
Aspen Insurance Holdings, Ltd., 7.000%	271,450	6,400,791
Athene Holding, Ltd., 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	349,213	8,185,553
Brighthouse Financial, Inc., 6.600% (A)	125,485	2,513,465
Enstar Group, Ltd., 7.000% (7.000% to 9-1-28, then 3 month LIBOR + 4.015%)	55,875	1,191,255
F&G Annuities & Life, Inc., 7.300%	246,050	5,764,952
F&G Annuities & Life, Inc., 7.950%	300,100	7,673,557
Lincoln National Corp., 9.000% (A)	330,275	8,957,058
The Allstate Corp., 7.375% (A)	166,975	4,428,177
Information technology 0.4%		2,660,600
Technology hardware, storage and peripherals 0.4%
Hewlett Packard Enterprise Company, 7.625%	53,000	2,660,600
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	7

	Shares	Value
Utilities 9.3%		$61,166,098
Electric utilities 7.6%
Duke Energy Corp., 5.750% (A)	199,700	4,982,515
NextEra Energy, Inc., 6.926%	104,200	4,011,700
NextEra Energy, Inc., 7.234%	135,000	5,726,700
NSTAR Electric Company, 4.250%	13,347	922,945
NSTAR Electric Company, 4.780%	100,000	7,640,000
SCE Trust II, 5.100%	536,770	9,049,942
SCE Trust VI, 5.000%	166,130	2,719,548
SCE Trust VII, 7.500%	400,000	9,220,000
SCE Trust VIII, 6.950%	217,275	4,764,841
Union Electric Company, 3.700%	12,262	735,720
Gas utilities 0.7%
Spire, Inc., 5.900% (A)	183,775	4,401,411
Multi-utilities 1.0%
Algonquin Power & Utilities Corp., 8.864% (3 month CME Term SOFR + 4.272% to 7-1-29, then 3 month CME Term SOFR + 4.522% to 7-1-49, then 3 month CME Term SOFR + 5.272%) (D)(E)	240,675	6,052,976
Sempra, 5.750% (A)	45,000	937,800

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 42.4% (27.2% of Total investments)				$278,296,955
(Cost $278,931,163)
Communication services 0.9%				5,992,981
Diversified telecommunication services 0.9%
Bell Canada (6.875% to 9-15-30, then 5 Year CMT + 2.390%)	6.875	09-15-55	6,000,000	5,992,981
Consumer discretionary 0.9%				6,151,838
Automobiles 0.9%
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (E)	6.500	09-30-28	6,546,000	6,151,838
Energy 2.8%				18,027,950
Oil, gas and consumable fuels 2.8%
Enbridge, Inc. (6.250% to 3-1-28, then 3 month CME Term SOFR + 3.903% to 3-1-48, then 3 month CME Term SOFR + 4.653%)	6.250	03-01-78	8,000,000	7,837,042
Enbridge, Inc. (7.200% to 6-27-34, then 5 Year CMT + 2.970%)	7.200	06-27-54	3,525,000	3,503,630
Enbridge, Inc. (7.375% to 1-15-28, then 5 Year CMT + 3.708% to 1-15-33, then 5 Year CMT + 3.958% to 1-15-48, then 5 Year CMT + 4.708%) (A)(B)	7.375	01-15-83	3,304,000	3,313,482
8	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%)	8.500	01-15-84	3,130,000	$3,373,796
Financials 31.1%				204,261,580
Banks 20.6%
Bank of America Corp. (5.875% to 3-15-28, then 3 month CME Term SOFR + 3.193%) (A)(B)(E)	5.875	03-15-28	3,350,000	3,315,144
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (A)(B)(E)	6.125	04-27-27	11,000,000	10,972,667
Bank of America Corp. (6.625% to 5-1-30, then 5 Year CMT + 2.684%) (E)	6.625	05-01-30	7,513,000	7,516,460
Citigroup, Inc. (6.950% to 2-15-30, then 5 Year CMT + 2.726%) (E)	6.950	02-15-30	4,175,000	4,089,924
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (E)	7.375	05-15-28	8,095,000	8,195,702
Citigroup, Inc. (7.625% to 11-15-28, then 5 Year CMT + 3.211%) (E)	7.625	11-15-28	10,225,000	10,499,347
Citizens Financial Group, Inc. (3 month CME Term SOFR + 3.265%) (D)(E)	7.549	07-06-25	18,000,000	17,566,421
Citizens Financial Group, Inc. (3 month CME Term SOFR + 3.419%) (D)(E)	7.703	07-06-25	5,285,000	5,198,109
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (E)	6.450	10-01-27	7,000,000	6,963,286
CoBank ACB (7.250% to 7-1-29, then 5 Year CMT + 2.880%) (E)	7.250	07-01-29	4,300,000	4,302,898
JPMorgan Chase & Co. (6.875% to 6-1-29, then 5 Year CMT + 2.737%) (A)(B)(E)	6.875	06-01-29	6,445,000	6,638,963
KeyCorp (5.000% to 9-15-26, then 3 month CME Term SOFR + 3.868%) (E)	5.000	09-15-26	3,253,000	3,144,083
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (E)	6.000	05-15-27	11,285,000	11,161,521
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (A)(B)(E)	6.200	09-15-27	12,680,000	12,671,645
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (E)	6.250	03-15-30	6,100,000	6,001,455
Wells Fargo & Company (6.850% to 9-15-29, then 5 Year CMT + 2.767%) (E)	6.850	09-15-29	5,350,000	5,408,358
Wells Fargo & Company (7.625% to 9-15-28, then 5 Year CMT + 3.606%) (A)(B)(E)	7.625	09-15-28	11,301,000	11,896,732
Capital markets 5.8%
State Street Corp. (6.700% to 3-15-29, then 5 Year CMT + 2.613%) (A)(B)(E)	6.700	03-15-29	4,332,000	4,347,292
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	9

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
The Bank of New York Mellon Corp. (6.300% to 3-20-30, then 5 Year CMT + 2.297%) (A)(B)(E)	6.300	03-20-30	7,142,000	$7,173,603
The Goldman Sachs Group, Inc. (6.125% to 11-10-34, then 10 Year CMT + 2.400%) (E)	6.125	11-10-34	5,896,000	5,558,939
The Goldman Sachs Group, Inc. (7.500% to 2-10-29, then 5 Year CMT + 3.156%) (E)	7.500	02-10-29	12,857,000	13,312,549
The Goldman Sachs Group, Inc. (7.500% to 5-10-29, then 5 Year CMT + 2.809%) (E)	7.500	05-10-29	7,308,000	7,452,428
Consumer finance 0.6%
Discover Financial Services (6.125% to 9-23-25, then 5 Year CMT + 5.783%) (A)(B)(E)	6.125	06-23-25	3,750,000	3,743,207
Insurance 4.1%
Athene Holding, Ltd. (6.625% to 10-15-34, then 5 Year CMT + 2.607%) (A)(B)	6.625	10-15-54	3,400,000	3,266,839
Global Atlantic Financial Company (7.950% to 10-15-29, then 5 Year CMT + 3.608%) (F)	7.950	10-15-54	6,000,000	6,093,114
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (E)(F)	6.500	11-13-26	10,000,000	8,751,007
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (E)(F)	7.000	05-13-30	9,549,000	9,019,887
Industrials 0.8%				5,382,869
Trading companies and distributors 0.8%
Air Lease Corp. (6.000% to 12-15-29, then 5 Year CMT + 2.560%) (E)	6.000	09-24-29	5,751,000	5,382,869
Real estate 0.8%				4,915,236
Residential REITs 0.8%
BW Real Estate, Inc. (9.500% to 3-30-30, then 5 Year CMT + 5.402%) (E)(F)	9.500	03-30-30	5,000,000	4,915,236
Utilities 5.1%				33,564,501
Electric utilities 2.1%
Edison International (5.000% to 3-15-27, then 5 Year CMT + 3.901% to 3-15-32, then 5 Year CMT + 4.151% to 3-15-47, then 5 Year CMT + 4.901%) (E)	5.000	12-15-26	4,601,000	4,070,253
Entergy Corp. (7.125% to 12-1-29, then 5 Year CMT + 2.670%)	7.125	12-01-54	5,600,000	5,630,436
Exelon Corp. (6.500% to 3-15-35, then 5 Year CMT + 1.975%) (A)(B)	6.500	03-15-55	4,215,000	4,190,587
10	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Gas utilities 1.1%
Northwest Natural Holding Company (7.000% to 9-15-35, then 5 Year CMT + 2.701%)	7.000	09-15-55	7,225,000	$7,026,269
Multi-utilities 1.9%
CMS Energy Corp. (6.500% to 6-1-35, then 5 Year CMT + 1.961%)	6.500	06-01-55	6,010,000	5,859,395

Dominion Energy, Inc. (4.350% to 4-15-27, then 5 Year CMT + 3.195%) (E)	4.350	01-15-27	7,000,000	6,787,561
Capital preferred securities (G) 1.1% (0.7% of Total investments)				$7,536,303
(Cost $9,141,705)
Financials 1.1%				7,536,303
Insurance 1.1%
MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month CME Term SOFR + 4.222%) (F)	7.875	12-15-37	6,990,000	7,536,303

	Yield (%)	Shares	Value
Short-term investments 0.1% (0.1% of Total investments)			$565,265
(Cost $565,294)
Short-term funds 0.1%			565,265
John Hancock Collateral Trust (H)	4.2081(I)	56,508	565,265

Total investments (Cost $967,653,290) 155.9%	$1,023,643,099
Other assets and liabilities, net (55.9%)	(366,935,944)
Total net assets 100.0%	$656,707,155

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-25 was $566,252,371.
(B)	All or a portion of this security is on loan as of 4-30-25, and is a component of the fund’s leverage under the Liquidity Agreement. The value of securities on loan amounted to $169,679,091.
(C)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	11

(G)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(I)	The rate shown is the annualized seven-day yield as of 4-30-25.
12	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	187,000,000	USD	Fixed 3.662%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	May 2026	—	$(1,331,527)	$(1,331,527)
Centrally cleared	93,000,000	USD	Fixed 3.473%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	May 2026	—	(415,853)	(415,853)
Centrally cleared	46,850,000	USD	Fixed 3.817%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	Dec 2026	—	(748,319)	(748,319)
								—	$(2,495,699)	$(2,495,699)

(a)	At 4-30-25, the overnight SOFR was 4.410%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
At 4-30-25, the aggregate cost of investments for federal income tax purposes was $968,592,089. Net unrealized appreciation aggregated to $52,555,311, of which $115,729,326 related to gross unrealized appreciation and $63,174,015 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 4-30-25 (unaudited)

Assets
Unaffiliated investments, at value (Cost $967,087,996)	$1,023,077,834
Affiliated investments, at value (Cost $565,294)	565,265
Total investments, at value (Cost $967,653,290)	1,023,643,099
Receivable for centrally cleared swaps	2,213,272
Dividends and interest receivable	5,139,577
Receivable for investments sold	1,024,747
Other assets	258,468
Total assets	1,032,279,163
Liabilities
Liquidity agreement	373,700,000
Interest payable	1,566,425
Payable to affiliates
Administrative services fees	84,035
Other liabilities and accrued expenses	221,548
Total liabilities	375,572,008
Net assets	$656,707,155
Net assets consist of
Paid-in capital	$600,857,245
Total distributable earnings (loss)	55,849,910
Net assets	$656,707,155

Net asset value per share
Based on 49,185,225 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$13.35
14	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended 4-30-25 (unaudited)

Investment income
Dividends	$19,896,839
Interest	9,306,945
Dividends from affiliated investments	125,773
Less foreign taxes withheld	(164,224)
Total investment income	29,165,333
Expenses
Investment management fees	4,036,875
Interest expense	9,593,501
Administrative services fees	513,559
Transfer agent fees	47,656
Trustees’ fees	28,999
Custodian fees	41,374
Printing and postage	53,013
Professional fees	62,820
Stock exchange listing fees	23,711
Other	14,993
Total expenses	14,416,501
Less expense reductions	(44,607)
Net expenses	14,371,894
Net investment income	14,793,439
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	8,870,333
Affiliated investments	(200)
Swap contracts	1,885,116
10,755,249
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(10,732,141)
Affiliated investments	42
Swap contracts	(2,243,448)
(12,975,547)
Net realized and unrealized loss	(2,220,298)
Increase in net assets from operations	$12,573,141
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-25 (unaudited)	Year ended 10-31-24
Increase (decrease) in net assets
From operations
Net investment income	$14,793,439	$25,352,245
Net realized gain	10,755,249	26,058,018
Change in net unrealized appreciation (depreciation)	(12,975,547)	145,166,786
Increase in net assets resulting from operations	12,573,141	196,577,049
Distributions to shareholders
From earnings	(24,346,687)	(48,693,374)
Total distributions	(24,346,687)	(48,693,374)
Total increase (decrease)	(11,773,546)	147,883,675
Net assets
Beginning of period	668,480,701	520,597,026
End of period	$656,707,155	$668,480,701
Share activity
Shares outstanding
Beginning of period	49,185,225	49,185,225
End of period	49,185,225	49,185,225
16	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended 4-30-25 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$12,573,141
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(117,026,343)
Long-term investments sold	125,661,966
Net purchases and sales of short-term investments	859,567
Net amortization of premium (discount)	149,530
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	1,624,086
Dividends and interest receivable	(37,079)
Receivable for investments sold	(1,024,747)
Other assets	(19,280)
Increase (Decrease) in liabilities:
Interest payable	(213,113)
Payable to affiliates	(5,235)
Other liabilities and accrued expenses	(54,955)
Net change in unrealized (appreciation) depreciation on:
Investments	10,732,099
Net realized (gain) loss on:
Investments	(8,872,950)
Net cash provided by operating activities	$24,346,687
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(24,346,687)
Net cash used in financing activities	$(24,346,687)
Cash at beginning of period	—
Cash at end of period	—
Supplemental disclosure of cash flow information:
Cash paid for interest	$(9,806,614)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	17

Financial highlights
Period ended	4-30-25[1]	10-31-24	10-31-23	10-31-22	10-31-21	10-31-20
Per share operating performance
Net asset value, beginning of period	$13.59	$10.58	$12.60	$14.88	$12.84	$15.74
Net investment income[2]	0.30	0.52	0.48	0.72	0.83	0.83
Net realized and unrealized gain (loss) on investments	(0.04)	3.48	(1.39)	(1.83)	2.40	(2.53)
Total from investment operations	0.26	4.00	(0.91)	(1.11)	3.23	(1.70)
Less distributions
From net investment income	(0.50)	(0.99)	(0.98)	(1.17)	(1.17)	(1.17)
From net realized gain	—	—	—	—	(0.02)	(0.03)
From tax return of capital	—	—	(0.13)	—	—	—
Total distributions	(0.50)	(0.99)	(1.11)	(1.17)	(1.19)	(1.20)
Premium from shares sold through shelf offering	—	—	—[3]	—[3]	—	—
Net asset value, end of period	$13.35	$13.59	$10.58	$12.60	$14.88	$12.84
Per share market value, end of period	$12.64	$12.83	$9.57	$13.99	$17.27	$12.55
Total return at net asset value (%)[4,5]	2.06[6]	39.63	(7.65)	(8.30)	25.56	(10.89)
Total return at market value (%)[4]	2.35[6]	45.73	(24.77)	(12.28)	49.09	(22.55)
Ratios and supplemental data
Net assets, end of period (in millions)	$657	$668	$521	$619	$726	$625
Ratios (as a percentage of average net assets):
Expenses before reductions	4.39[7]	5.26	5.07	2.42	1.82	2.32
Expenses including reductions[8]	4.38[7]	5.25	5.06	2.41	1.81	2.31
Net investment income	4.51[7]	4.17	3.93	5.08	5.78	6.07
Portfolio turnover (%)	11	27	26	16	17	24
Senior securities
Total debt outstanding end of period (in millions)	$374	$374	$374	$374	$374	$374
Asset coverage per $1,000 of debt[9]	$2,757	$2,789	$2,393	$2,655	$2,943	$2,672

18	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

[1]	Six months ended 4-30-25. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Expenses including reductions excluding interest expense were 1.46% (annualized), 1.52%, 1.54%, 1.39%, 1.41% and 1.48% for the periods ended 4-30-25, 10-31-24, 10-31-23, 10-31-22, 10-31-21 and 10-31-20, respectively.
[9]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	19

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Premium Dividend Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include
20	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of April 30, 2025, by major security category or type:
	Total value at 4-30-25	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$454,794,547	$454,794,547	—	—
Preferred securities
Consumer discretionary	2,937,000	2,937,000	—	—
Financials	215,686,331	215,686,331	—	—
Information technology	2,660,600	2,660,600	—	—
Utilities	61,166,098	52,790,378	$8,375,720	—
Corporate bonds	278,296,955	—	278,296,955	—
Capital preferred securities	7,536,303	—	7,536,303	—
Short-term investments	565,265	565,265	—	—
Total investments in securities	$1,023,643,099	$729,434,121	$294,208,978	—
Derivatives:
Liabilities
Swap contracts	$(2,495,699)	—	$(2,495,699)	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2025, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	21

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2024, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan) on September 29, 2014. Under the current plan, the fund makes monthly distributions of an amount equal to $0.0825 per share, which will be paid monthly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also
22	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly under the managed distribution plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to contingent payment debt instruments, derivative transactions, amortization and accretion on debt securities and dividend redesignation.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is included in Receivable/Payable for centrally-cleared swaps in the Statement of assets and liabilities. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	23

the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended April 30, 2025, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates. The notional values at the period end are representative of the fund’s exposure throughout the period. No new interest rate swap positions were entered into or closed during the six months ended April 30, 2025.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at April 30, 2025 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value[1]	Interest rate swaps	—	$(2,495,699)

[1]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2025:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$1,885,116
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2025:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$(2,243,448)
24	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 0.50% of the fund’s average daily managed assets (net assets plus borrowing under the Liquidity Agreement (LA)) (see Note 8). In addition, the fund pays to the Advisor 5.00% of the fund’s daily gross income, which amounted to $1,469,577 for the period ended April 30, 2025. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2025, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $44,607 for the six months ended April 30, 2025.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2025, were equivalent to a net annual effective rate of 0.78% of the fund’s average daily managed assets.
Administrative services. The fund has an administrative agreement with the Advisor under which the Advisor oversees the custodial, auditing, valuation, accounting, legal, compliance, stock transfer and dividend disbursing services and other operational activities and maintains fund communications with shareholders. The fund pays the Advisor a monthly administration fee at an annual rate of 0.10% of the fund’s average weekly managed assets.
Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the six months ended April 30, 2025, compensation to the Distributor was $0, as there were no sales of common shares offered through the equity shelf offering. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub-placement agent.
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	25

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 17, 2014, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2025 and December 31, 2025 up to 10% of its outstanding common shares as of December 31, 2024. The share repurchase plan will remain in effect between January 1, 2025 and December 31, 2025.
During the six months ended April 30, 2025 and the year ended October 31, 2024, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Transactions in common shares, if any, are presented in the Statements of changes in net assets. In 2022, the fund filed a registration statement with the Securities and Exchange Commission, registering an additional 2,000,000 common shares through an equity shelf offering program. Under this program, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value per common share. Shares issued in shelf offering and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The premium from shares sold through these shelf offerings, if any, are included on the Financial highlights. During the period ended April 30, 2025 and the year ended October 31, 2024, the fund had no activities under the shelf offering program. Proceeds received in connection with the shelf offering are net of commissions and offering costs.  Total offering costs of $239,770 have been prepaid by the fund. As of April 30, 2025, $25,541 has been deducted from proceeds of shares issued and the remaining $214,229 is included in Other assets on the Statement of assets and liabilities.
Note 7—Leverage risk
The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable
26	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8—Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $383.7 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2025 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of April 30, 2025, the LA balance of $373,700,000 was comprised of $199,131,908 from the line of credit and $174,568,092 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2025, the fund had an aggregate balance of $373,700,000 at an interest rate of 5.03%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2025, the average balance of the LA and the effective average annual interest rate were $373,700,000 and 5.18%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $117,026,343 and $125,661,966, respectively, for the six months ended April 30, 2025.
SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	27

Note 10—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 11—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	56,508	$1,424,990	$94,865,749	$(95,725,316)	$(200)	$42	$125,773	—	$565,265
Note 12—New accounting pronouncement
In this reporting period, the fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM), assessing performance and making decisions about resource allocation.  The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Statement of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement of operations, which includes “Increase (decrease) in net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.
28	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The Fund’s investment objective is to provide high current income, consistent with modest growth of capital. The Fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend paying preferred securities and common equity securities.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The Fund will focus on common stocks of those issuers which, in the opinion of the Advisor, have strong fundamental characteristics, large market capitalizations, favorable credit quality and current dividend yields generally higher than the currently available dividend yield quoted on the Standard & Poor’s 500 Index. The Advisor intends to manage the Fund’s portfolio to generate income qualifying for the dividends received deduction (the Dividends Received Deduction) allowed corporations under Section 243(a)(1) of the Internal Revenue Code of 1986, as amended (the Code).
The Fund may invest in floating-rate, fixed-to-floating rate, and fixed-rate preferred securities and debt obligations rated investment grade (at least "BBB" by Standard & Poor’s or "Baa" by Moody’s) at the time of investment or that are preferred securities of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Advisor. The fund may invest in U.S. and foreign debt securities including, but not limited to, bonds, notes, bills and debentures. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Advisor to be of comparable quality.
The Fund may invest in money market instruments, which include short-term U.S. Government securities, investment grade commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit and bankers’ acceptances.
The Fund may invest up to 10% of the value of its total assets in dividend-paying securities of registered investment companies that invest primarily in investment grade securities. The investment companies in which the fund intends to invest include those open- and closed-end investment companies  whose distributions qualify for the Dividends Received Deduction.
The fund concentrates its investments in securities of issuers primarily engaged in the utilities industry. The Fund may also invest in derivatives such as futures contracts, options, interest rate swaps and reverse repurchase agreements. The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage or for temporary purposes. The fund also utilizes a liquidity agreement to increase its assets available for investments and may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets.
The Fund may invest up to 20% of its net assets in restricted securities purchased in direct placements.
The manager may consider environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in
SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	29

the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund, which may increase the potential tax gain or decrease the potential tax loss of a subsequent sale of shares of the fund. For the fiscal year ended October 31, 2024, the fund’s aggregate distributions included no tax return of capital.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Dividend strategy risk. The Subadvisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. In accordance with the fund’s strategies, the Subadvisor attempts to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations typically are non-recurring or infrequent, may be difficult to predict and may not result in an opportunity that allows the Subadvisor to fulfill the fund’s investment objective. In addition, the dividend policies of the fund’s target companies are heavily influenced by the current economic climate and the favorable U.S. federal tax treatment afforded to dividends.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the
30	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT

fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation, confiscatory taxation, or other confiscation, the fund could lose a substantial portion of, or its entire investment in, a foreign security. Some of the foreign securities risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, interest rate swaps and reverse repurchase agreements. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
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Investment company securities risk. Fund shareholders indirectly bear their proportionate share of the expenses of any investment company in which the fund invests. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 — Leverage risk” above.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities during periods of reduced demand may adversely impact the price or salability of such securities.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Reverse repurchase agreement risk. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the fund’s assets, thereby potentially increasing fluctuations in the market value of the fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.
Sector risk. When a fund’s investments are focused in one or more sectors of the economy, they are less broadly invested across industries or sectors than other funds. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular sectors is particularly susceptible to the impact of market, economic, political, regulatory, and other conditions and risks affecting those sectors. From time to time, a small number of companies may represent a large portion of a single sector or a group of related sectors as a whole.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
32	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT

Utilities sector risk. Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental and other government regulations. The value of securities issued by companies in the utilities sector may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.
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ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on December 15, 1989, and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended April 30, 2025, distributions from net investment income totaling $0.4950 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
November 29, 2024	$0.0825
December 31, 2024	0.0825
January 31, 2025	0.0825
February 28, 2025	0.0825
March 31, 2025	0.0825
April 30, 2025	0.0825
Total	$0.4950
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
34	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Tuesday, February 18, 2025. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 18, 2025
PROPOSAL: To elect two (2) Trustees (William K. Bacic and Thomas R. Wright) to each serve for a two-year term ending at the 2027 Annual Meeting of Shareholders and to elect (3) Trustees (Dean C. Garfield, Deborah C. Jackson, and Andrew G. Arnott) to each serve for a three-year term ending at the 2028 Annual Meeting of Shareholders:
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
William K. Bacic	34,485,990.033	1,594,341.343
Dean C. Garfield	34,480,626.651	1,599,704.725
Deborah C. Jackson	34,526,919.626	1,553,411.750
Thomas R. Wright	34,476,483.651	1,603,847.725

Non-Independent Trustees
Andrew G. Arnott	34,445,572.581	1,634,758.795
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election were: James R. Boyle, William H. Cunningham, Noni L. Ellison, Grace K. Fey, Paul Lorentz, Hassell H. McClellan, and Frances G. Rathke
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More information
Trustees
Hassell H. McClellan, Chairperson
Deborah C. Jackson, Vice Chairperson
Andrew G. Arnott†
William K. Bacic#,π
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Paul Lorentz†
Frances G. Rathke*
Thomas R. Wright#
Officers
Kristie M. Feinberg
President
Fernando A. Silva‡
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Joseph H. Bozoyan, CFA
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
Distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: PDT

* Member of the Audit Committee
# Appointed to serve as Trustee effective August 1, 2024.
π Member of the Audit Committee as of September 24, 2024.
† Non-Independent Trustee
‡ Effective July 1, 2024.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
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36	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT

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Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
MF4442986	P2SA 4/25
6/25

ITEM 2. CODE OF ETHICS.

Item is not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item is not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item is not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Item is not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Information included in Item 7, if applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT. Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not applicable at this time

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)Item is not applicable at this time

(b)Item is not applicable at this time

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.                                                                                                                                                                  (b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

				Maximum
			Total number of	number of shares
	Total number of	Average price per	shares purchased	that may yet be
			as part of publicly	purchased under
Period	shares purchased	share	announced plans*	the plans*
Nov-24	-	-	-	4,918,523
Dec-24	-	-	-	4,918,523
Jan-25	-	-	-	4,918,523
Feb-25	-	-	-	4,918,523
Mar-25	-	-	-	4,918,523
Apr-25	-	-	-	4,918,523
Total	-	-	-

* On December 17, 2014, the Board of Trustees approved a share repurchase program, which is subsequently reviewed by the Board of Trustees each year in December. Under the share repurchase program, the Fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2024. The current share repurchase plan will remain in effect between January 1, 2025 to December 31, 2025.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By: /s/ Kristie M. Feinberg

------------------------------

Kristie M. Feinberg President,

Principal Executive Officer Date: June 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------

Kristie M. Feinberg
President,
Principal Executive Officer
Date:	June 25, 2025
By:	/s/ Fernando A. Silva
---------------------------
Fernando A. Silva
Chief Financial Officer,
Principal Financial Officer
Date:	June 25, 2025